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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                      FORM 8-K/A

                           AMENDMENT TO THE CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): November 12, 1997


                                 BAY BANCSHARES, INC.
                (Exact name of registrant as specified in its charter)



             TEXAS                       0-23299              76-0046244
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                             Identification No.)



        1001 HIGHWAY 146 SOUTH
             LA PORTE, TEXAS                                       77571
(Address of principal executive offices)                        (Zip Code)



    Registrant's telephone number, including area code:  (281) 471-4400



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of businesses acquired.

              (4) The financial statements of Texas Bank included in the Registration Statement on Form S-1 (Registration No. 333-36185) of Bay Bancshares, Inc. are substantially the same as the financial statements required by the Form 8-K and are incorporated by reference to such Registration Statement.

    (b)  Pro forma financial information.

              (2) The pro forma financial information included in the Registration Statement on Form S-1 (Registration No. 333-36185) of Bay Bancshares, Inc. is substantially the same as the pro forma financial information required by the Form 8-K and is incorporated by reference to such Registration Statement.

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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BAY BANCSHARES, INC.



                                       By: /s/ L. D. Wright
                                          -----------------------------------
                                          L. D. Wright
                                          President


Dated: December 5, 1997

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